UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 13, 2008
TeleTech Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-11919	84-1291044

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

9197 S. Peoria Street, Englewood, Colorado	80112

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (303) 397-8100
Not Applicable

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition.
On May 13, 2008, TeleTech Holdings, Inc. (“TeleTech”) issued a press release announcing business highlights for the quarter ended March 31, 2008. On May 14, 2008, TeleTech’s executive management will hold a conference call, which will be open to the public, to discuss these results. As set forth in the press release, the public is invited to join a live webcast of the call by visiting the “Investors” section of the TeleTech website at www.teletech.com. For persons unable to participate during the live webcast, a replay of the call, along with a transcript of the call, will be available on the TeleTech website through Wednesday, May 28, 2008.
A copy of the May 13, 2008 press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.
In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report of Form 8-K and attached Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.
     (d) Exhibits:

Exhibit
Number	Description

99.1	Press Release dated May 13, 2008.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TeleTech Holdings, Inc.
(Registrant)
Date: May 13, 2008	By:	/s/ Kenneth D. Tuchman
Kenneth D. Tuchman
Chief Executive Officer

Exhibit
Number	Description

99.1	Press Release dated May 13, 2008.